EXHIBIT 10.12(a)

FIRST AMENDMENT TO LEASE

    THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made on this) 18th day of January, 1996 between CMD SOUTHWEST INC., an Arizona corporation ("Landlord"), and NELCO TECHNOLOGY, INC., an Arizona corporation ("Tenant").

    A. Landlord and Tenant previously entered into that certain Lease dated March 24, 1995 ("Lease"), for the lease of certain premises ("Demised Premises") consisting of approximately 58,247 square feet of land together with a building thereon containing approximately 18,601 square feet and commonly known as 1131 W. Fairmont, Tempe, Arizona 85282 according to the terms thereof.

    B. Landlord and Tenant desire to modify the term of the Lease, all subject to the terms and conditions set forth herein.

    In consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

    1. Definitions. All of the terms used in this First Amendment shall have the same meanings as set forth in the Lease, except to the extent expressly set forth herein.

    2. Term. Article 2, Sec. 201 of the Lease is hereby amended as follows:

    (a) Commencement Date. Notwithstanding anything contained in the Lease to the contrary, the term "Commencment Date" shall mean December 8, 1995;

    (b) Termination Date. Notwithstanding anything contained in the Lease to the contrary, the term "Termination Date" shall mean December 31, 2005.

    3. Full Force and Effect. All of the terms and conditions set forth in the Lease shall remain in full force and effect, except to the extent otherwise expressly set forth in this First Amendment.

    4. Conflicts. In the event that any of the provisions of the Lease conflict with any of the terms and provisions of this First Amendment, the terms and conditions of this First Amendment shall prevail.

    5. Time of Essence. Time is of the essence of each and every term of this First Amendment.



















    IN WITNESS WHEREOF, said Landlord and Tenant have caused this instrument to be executed by their respective duly authorized officers, all as of the day and year first written above.

                              LANDLORD:

                              CMD SOUTHWEST INC.,
                              an Arizona corporation

                              By: /s/ President


                              TENANT:

                              NELCO TECHNOLOGY, INC.,
                              an Arizona corporation

                              By: Kevin Brumbaugh
                                  Vice President and General Manager